SUPPLEMENT DATED DECEMBER 17, 2009

TO THE R-1, R-2, R-3, R-4, and R-5 CLASS PROSPECTUS

FOR PRINCIPAL FUNDS, INC.

DATED MARCH 1, 2009

(As Supplemented on March 20, 2009, April 8, 2009,

April 9, 2009, May 4, 2009, May 21, 2009, June 19, 2009,

August 25, 2009, September 18, 2009, October 16, 2009, and November 12, 2009)

This supplement updates information currently in the Prospectus.  Retain this supplement with the Prospectus.

Upcoming Fund Action – High Quality Intermediate-Term Bond Fund

On December 14, 2009, the Board of Directors for Principal Funds, Inc. approved the following proposal:  acquisition of the assets of the High Quality Intermediate-Term Bond Fund by the Bond Market Index Fund.  The proposal will be submitted for shareholder vote at a Special Meeting of Shareholders of Principal Funds, Inc. tentatively scheduled for May 2010.  Additional information about this proposal will be provided in the Proxy Statement/Prospectus that is expected to be mailed to record date High Quality Intermediate-Term Bond Fund shareholders in March 2010.

RISK/RETURN SUMMARY

International Fund I

On or about January 11, 2010, Schroder Investment Management North America, Inc. (“Schroder Inc.”) will begin serving as a sub-advisor and Schroder Investment Management North America Limited (“Schroder Limited”) will begin serving as a sub-sub-advisor for the International Fund I.  At that time, replace the first four paragraphs in the Main Strategies and Risk discussion with the following:

The Fund normally invests in foreign securities, which are:

• companies with their principal place of business or principal office outside the U.S. or

• companies for which the principal securities trading market is outside the U.S.

The Fund may utilize derivative strategies, which are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes.  Derivative strategies may include certain options transactions, financial futures contracts, swaps, currency forwards, and related options for purposes such as earning income and enhancing returns, managing or adjusting the risk profile of the Fund, replacing more traditional direct investments, or obtaining exposure to certain markets.

Pyramis normally invests the Fund’s assets primarily in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the MSCI - EAFE Index NDTR D (as of the most recent calendar year end, this range was between approximately $0.04 billion and $149.7 billion)) at the time of purchase. Pyramis normally diversifies the Fund’s investments across different countries and regions. In allocating the investments across countries and regions, Pyramis will consider the size of the market in each country and region relative to the size of the international market as a whole.

In buying and selling securities for the Fund, Pyramis relies on fundamental analysis, which involves a bottom-up assessment of a company’s potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions. These securities may then be analyzed using statistical models to further evaluate growth potential, valuation, liquidity and investment risk. In buying and selling securities for the Fund, Pyramis invests for the long term and selects those securities it believes offer strong opportunities for long-term growth of capital and are attractively valued.

Schroder Limited normally invests a substantial portion of the assets allocated to it in equity securities of issuers in countries included in the Morgan Stanley Capital International EAFE Index and diversifies its investments across different countries and regions.  Schroder Limited relies on a fundamental, research-driven, bottom-up approach to identify issuers that it believes offers the potential for capital growth. Schroder Limited typically invests in forty to sixty companies located outside of the United States at any one time.  In identifying candidates for investment, Schroder Limited may consider the issuer’s likelihood of above average earnings growth, the securities’ attractive relative valuation, the quality of the securities, and whether the issuer has any proprietary advantages. Schroder Limited generally sells securities when it believes they are fully priced or when significantly more attractive investment candidates become available. Schroder Limited may invest in companies of any market-capitalization. Schroder Limited may invest in securities of issuers domiciled or doing business in “emerging market” countries.

To the list of Principal Risks, add Emerging Market Risk.

MANAGEMENT OF THE FUNDS

The Sub-Advisors

Sub-Advisor:  Edge Asset Management, Inc.

Effective January 1, 2010, Charlie Averill, Jill Cuniff, and Todd Jablonski will become additional portfolio managers for the SAM Balanced, SAM Conservative Balanced, SAM Conservative Growth, SAM Flexible Income, and SAM Strategic Income Portfolios.  Their biographical information appears below.  They operate as a team, sharing authority, with no limitation on the authority of one portfolio manager in relation to another.

Charlie Averill, CFA.  Mr. Averill will become a portfolio manager on January 1, 2010.  Presently, he is a senior quantitative analyst and has worked at Edge since 1990.  He earned a bachelors degree in economics from Reed College and a masters degree in economics from Princeton University.  Mr. Averill has earned the right to use the Chartered Financial Analyst designation.

Jill Cuniff.  Ms. Cuniff, President of Edge, will also become a portfolio manager on January 1, 2010.  Prior to becoming the President of Edge, Ms. Cuniff was the President of Morley Financial.  Ms. Cuniff earned a bachelors degree in business finance from Montana State University.

Todd Jablonski, CFA.  Mr. Jablonski, portfolio manager, will join Edge on January 1, 2010.  Previously, he was an Executive Director and Portfolio manager at UBS.  Prior to that, he was the lead portfolio manager of US large cap strategies at Credit Suisse Asset Management.  Mr. Jablonski earned a bachelors degree in economics from the University of Virginia and an MBA with an emphasis in Quantitative Finance from New York University’s Stern School of Business.  He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:  Emerald Advisers, Inc.

On or about November 9, 2009, Peter J. Niedland joined the Emerald Advisers, Inc. portfolio management team for the SmallCap Growth Fund II.  Mr. Niedland’s biographical information follows.

Peter J. Niedland, CFA.  Mr. Niedland, Portfolio Manager (Small Cap), joined Emerald Advisers, Inc. in 2009.  Previously, he worked at NS Investment Partners, LLC, a boutique small cap growth firm he co-founded in 2006.  Prior to that, he worked at Liberty Ridge Capital as a small cap research analyst and portfolio manager.  Mr. Niedland earned a B.S. in Business Administration from the University of Richmond.  He has earned the right to use the Chartered Financial Analyst designation.  Mr. Niedland is a member of the Financial Analysts of Philadelphia and the CFA Institute.

On or about January 11, 2010, insert the following in this section:

Sub-Advisor:  Schroder Investment Management North America, Inc. (“Schroder Inc.”), a US registered investment advisor, is located at 875 Third Avenue, New York, NY 10022.

Schroder Inc. is the sub-advisor for the International Fund I.  Principal and Schroder Inc. have hired a sub-sub-advisor to manage the portion of the portfolio’s assets allocated to Schroder Inc.  For additional information, see the information about Schroder Investment Management North America Limited in the Sub-Sub-Advisor section.

The Sub-Sub-Advisors

On or about January 11, 2010, insert the following in this section:

Schroder Inc. and Principal have entered into a sub-sub-advisory agreement for the International Fund I. Under this agreement, Schroder Investment Management North America Limited ("Schroder Limited") has agreed to carry out the obligations of Schroder Inc. to manage the Fund’s assets. Day-to-day management decisions concerning the portion of the International Fund I’s portfolio allocated to Schroder Inc. are made by Schroder Limited. Schroder Inc. pays a fee to Schroder Limited.

Sub-Sub-Advisor:  Schroder Investment Management North America Limited (“Schroder Limited”), a US registered investment advisor, is located at 31 Gresham Street, London, United Kingdom EC2V 7QA.

The day-to-day portfolio management is shared by multiple portfolio managers.  Ms. Virginie Maisonneuve is the lead portfolio manager.

                                    Day-to-day

Fund                             Fund Management                                 Since

International I                 Virginie Maisonneuve                              2010

                                    Simon Webber                                       2010

Virginie Maisonneuve, CFA.  Ms. Maisonneuve, head of global and international equities, joined Schroder in 2004.  She earned a BA in Political Economy from Dauphine University, an MA in Mandarin Chinese, from People's University (renda), Beijing, and an MBA, Ecole Superieure Libre des Sciences Commerciales Appliquees (ESLSCA).  Ms. Maisonneuve has earned the right to use the Chartered Financial Analyst designation.

Simon Webber, CFA.  Mr. Webber, global and international equities – fund manager and global sector specialist, joined Schroder in 1999.  He earned a BSc (Hons) in Physics, University of Manchester.  Mr. Webber has earned the right to use the Chartered Financial Analyst designation.